NeoForce Group, Inc. Acquisition - Schedule of Unaudited Pro Forma Financial Information (Detail) - USD ($) $ / shares in Units, $ in Thousands	9 Months Ended
	Sep. 30, 2015	Sep. 30, 2014
Business Acquisition, Pro Forma Information [Abstract]
Pro forma total revenues	$ 928	$ 710
Pro forma net loss	$ (13,122)	$ (6,040)
Pro forma net loss per share - basic and diluted	$ (1.60)	$ (11.27)
Pro forma weighted-average shares-basic and diluted	7,243,164	535,685